SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported) June 20, 2001
                                                             -------------



                       THE BEAR STEARNS COMPANIES INC.
                       -------------------------------
             Exact name of registrant as specified in its charter




   DELAWARE                     File No. 1-8989               13-3286161
   --------                     ---------------               ----------
(State or other                (Commission File              (IRS Employer
 jurisdiction of                Number)                       Identification
 incorporation)                                               Number)


      245 Park Avenue, New York, New York                        10167
      ------------------------------------------------------------------
      (Address of principal executive offices)                 (zip code)


 Registrant's telephone number, including area code:  (212) 272-2000
                                                      --------------



                                 Not Applicable
                                 --------------
        (former name or former address, if changed since last report)

Item 5.   Other Events
          ------------

Filed herewith is a copy of The Bear Stearns Companies Inc. (the "Company") Press Release, dated June 20, 2001, announcing earnings for the Company for the three months ended May 25, 2001, which includes the Unaudited Consolidated Statements of Income of the Company for the three and six months ended May 25, 2001 and May 26, 2000. All normal recurring adjustments that are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included. The nature of the Company's business is such that the results for any interim period are not necessarily indicative of the results for a full year.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

            (a)   Financial Statements of business acquired:

                     Not applicable.

            (b)   Pro Forma financial information:

                     Not applicable.

            (c)   Exhibit:

                     (99)  Press Release, dated June 20, 2001.





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


                              Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   THE BEAR STEARNS COMPANIES INC.




                                   By: /s/ Marshall J Levinson
                                       ------------------------------
                                       Marshall J Levinson
                                       Controller
                                      (Principal Accounting Officer)



Dated:  June 25, 2001





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


                       THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT


                                  EXHIBIT INDEX
                                  -------------



Exhibit No.             Description
-----------             -----------

  (99)                  Press Release, dated June 20, 2001












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